Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

In connection with the Annual Report of Del Taco Restaurant Properties II (the “Partnership”) on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the partnership.

Date:	March 30, 2004	/s/ Kevin K. Moriarty

Kevin K. Moriarty
Director, Chairman and Chief Executive Officer

Date:	March 30, 2004	/s/ Robert J. Terrano

Robert J. Terrano
Executive Vice President, Chief Financial Officer